UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04494

The Gabelli Asset Fund
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2021

To Our Shareholders,

For the year ended ended December 31, 2021, the net asset value (NAV) total return per class AAA Share of The Gabelli Asset Fund was 18.9% compared with a total return of 28.7% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for the performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2021.

Investment Objective (Unaudited)

The Fund primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

The Fund’s investment strategy is to invest primarily in common and preferred stocks. The Fund focuses on companies which appear underpriced relative to their private market value (PMV). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments.

Performance Discussion (Unaudited)

Top contributors during the first quarter of 2021 included global machinery companies Deere & Company (2.58% of net assets as of December 31, 2021), and Caterpillar (1.01%), which rose as expectations for a global economic recovery combined with optimism that the new Biden Administration would put forth an agenda that included a long term, fully funded infrastructure bill to help rebuild America’s physical assets. The first quarter was extraordinary for traditional media stocks including ViacomCBS (0.68%) and Discovery (0.65%), as the rotation to value stocks and re-opening beneficiaries and the launch of direct-to-consumer services Paramount+ and Discovery+ nearly tripling these stocks by early March. As the market continued to turn toward “economic reopening” plays, shares of many stable cash generators including food and beverage producers declined during the quarter.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Stocks posted their second best first half in 23 years with the S&P 500 Index up 9% for the second quarter. Value and smaller capitalization stocks continued to lead Growth and larger capitalization stocks to date, but lost ground to them in the second quarter. Financial engineering and Mergers & Acquisitions (M&A) added significantly to returns during the quarter with Grupo Televisa (0.34%) announcing the sale of its Mexican content operations to Univision and Macquarie Infrastructure (0.01%) agreeing to sell its remaining private aviation and utilities operations.

In the third quarter of 2021, the stock market posted mixed results, with the S&P 500 Index gaining just 0.6% while the Russell 3000 Value Index declined 0.9%. July and August saw positive results, led again by the “Big Five” companies that comprise roughly 25% of the S&P, but September saw a sharp reversal, with the market down 4.7% for the month. The surging Delta COVID-19 variant in the U.S. and around the world led to the tempering of economic growth forecasts, just when companies were facing increasingly difficult year over year comparisons for financial results as they contended with worsening inflation and supply chain issues.

The fourth quarter continued to focus on inflation fears, with holdings having pricing power performing well. The Fund’s largest position, Sony, was also its largest contributor for the fourth quarter as the company continues to benefit from its focus on attractive end markets including games, music, and sensors. Resource based companies behaved similarly with gold miners and utility/natural gas companies contributing strongly. Media stocks were challenged for a number of reasons, including decelerating subscriber growth and increasing competitions in the new streaming world.

The top contributors to the Fund’s performance in 2021 included Deere & Co. (2.58%) a manufacturer and distributor of agriculture, construction, forestry, and turf care equipment who benefitted from the ending of a major UAW strike and saw strong growth in the agriculture, equipment, and small equipment sectors. Sony Group Corp. (2.95%), benefitted from strong demand for the PlayStation 5 gaming platform and record-breaking box office results for the latest installment of its Spider Man franchise. Ametek (3.24%), a leading global manufacturer of electronic instruments and electromechanical devices, performed well in 2021 and saw strong sales despite seeing extended lead times for several materials and components like semiconductors.

Some of our weaker performing stocks during the year were: Madison Square Garden (0.56%), which suffered from shutdowns and saw delayed starts in 2021 negatively impact ticket, food, beverage, and merchandise sales; The Walt Disney Co. (0.96%), saw pandemic restrictions limit its park capacity and the parks, experiences, and products segments all saw decreased revenues; and Brown-Forman Corp. (2.44%), a spirit and wine company saw higher input costs and supply chain disruptions put pressure on the company’s gross margins.

Thank you for your investment in The Gabelli Asset Fund.

We appreciate your confidence and trust.

  Comparative Results

Average Annual Returns through December 31, 2021 (a) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (3/3/86)
Class AAA (GABAX)	18.93%	12.43%	11.76%	8.53%	11.83%
S&P 500 Index (b)	28.71	18.47	16.55	10.66	11.32
Class A (GATAX)	18.93	12.44	11.76	8.53	11.83
With sales charge (c)	12.09	11.11	11.10	8.10	11.64
Class C (GATCX)	18.04	11.60	10.93	7.73	11.41
With contingent deferred sales charge (d)	17.04	11.60	10.93	7.73	11.41
Class I (GABIX)	19.24	12.72	12.04	8.79	11.94

(a)	Returns would have been lower had Gabelli Funds, LLC not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(b)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. Since inception performance is as of February 28, 1986.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated April 30, 2021, the expense ratios for Class AAA, A, C, and I are 1.36%, 1.36%, 2.11%, and 1.11%, respectively. See page 16 for the expense ratios for the year ended December 31, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	18.93%	12.43%	11.76%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2021 through December 31, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2021.

	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,038.40	1.33%	$6.83
Class A	$1,000.00	$1,038.30	1.33%	$6.83
Class C	$1,000.00	$1,034.50	2.08%	$10.67
Class I	$1,000.00	$1,039.80	1.08%	$5.55
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.50	1.33%	$6.77
Class A	$1,000.00	$1,018.50	1.33%	$6.77
Class C	$1,000.00	$1,014.72	2.08%	$10.56
Class I	$1,000.00	$1,019.76	1.08%	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2021:

The Gabelli Asset Fund

Food and Beverage	13.4%
Financial Services	9.6%
Equipment and Supplies	9.6%
Machinery	6.0%
Consumer Products	5.6%
Diversified Industrial	5.6%
Health Care	5.3%
Entertainment	5.1%
Electronics	4.9%
Cable and Satellite	3.2%
Automotive: Parts and Accessories	3.1%
Metals and Mining	2.9%
Business Services	2.6%
Environmental Services	2.5%
Retail	2.5%
Broadcasting	2.0%
Publishing	1.9%
Energy and Utilities	1.8%
Computer Software and Services	1.7%
Building and Construction	1.3%
Specialty Chemicals	1.3%
Telecommunications	1.3%
Hotels and Gaming	1.3%
Consumer Services	1.1%
Transportation	1.1%
Real Estate	1.0%
Automotive	0.6%
Manufactured Housing and Recreational Vehicles	0.5%
Agriculture	0.5%
Aerospace	0.5%
Aviation: Parts and Services	0.3%
Wireless Communications	0.3%
Computer Hardware	0.2%
Communications Equipment	0.2%
Closed-End Funds	0.1%
Automobiles and Components	0.0%*
Airlines	0.0%*
Other Assets and Liabilities (Net)	(0.9)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund
Schedule of Investments — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 100.6%
	Aerospace — 0.5%
46,500	Aerojet Rocketdyne Holdings Inc.	$121,651	$2,174,340
10,000	HEICO Corp.	866,427	1,442,200
10,275	L3Harris Technologies Inc.	1,167,343	2,191,041
4,850	Lockheed Martin Corp.	143,318	1,723,739
5,800	Northrop Grumman Corp.	259,296	2,245,006
156,800	Rolls-Royce Holdings plc†	255,776	260,796
1,750	The Boeing Co.†	524,563	352,310
		3,338,374	10,389,432
	Agriculture — 0.5%
145,000	Archer-Daniels-Midland Co.	1,529,188	9,800,550
23,400	The Mosaic Co.	410,607	919,386
		1,939,795	10,719,936
	Airlines — 0.0%
1,012	American Airlines Group Inc.†	18,287	18,176

	Automotive — 0.6%
5,000	Ferrari NV	189,262	1,294,100
55,100	General Motors Co.†	2,509,863	3,230,513
88,000	PACCAR Inc.	448,952	7,766,880
23,000	Traton SE	651,979	579,747
2,900	Volkswagen AG	115,571	853,146
		3,915,627	13,724,386
	Automotive: Parts and Accessories— 3.1%
87,550	BorgWarner Inc.	360,302	3,945,878
78,814	Brembo SpA	150,814	1,124,314
460,700	Dana Inc.	5,623,064	10,513,174
91,600	Garrett Motion Inc.†	458,885	735,548
1,000	Gentherm Inc.†	80,025	86,900
262,850	Genuine Parts Co.	6,115,164	36,851,570
80,000	Modine Manufacturing Co.†	872,138	807,200
18,900	O’Reilly Automotive Inc.†	468,357	13,347,747
28,000	Standard Motor Products Inc.	228,943	1,466,920
146,200	Tenneco Inc., Cl. A†	1,322,285	1,652,060
		15,679,977	70,531,311
	Aviation: Parts and Services — 0.3%
25,000	Curtiss-Wright Corp.	76,563	3,466,750
80,600	Kaman Corp.	1,055,593	3,477,890
		1,132,156	6,944,640
	Broadcasting— 2.0%
1,000	Cogeco Communications Inc.	94,581	79,632
17,400	Cogeco Inc.	330,961	1,117,358
37,400	Corus Entertainment Inc.,Cl. B	59,794	140,175

Shares		Cost	Market Value
29,750	Liberty Broadband Corp., Cl. A†	$25,596	$4,786,775
83,663	Liberty Broadband Corp., Cl. C†	90,960	13,478,109
32,350	Liberty Media Corp.- Liberty Formula One, Cl. A†	15,277	1,919,649
44,100	Liberty Media Corp.- Liberty Formula One, Cl. C†	20,252	2,788,884
50,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	20,644	2,542,500
265,147	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	2,901,432	13,482,725
17,000	Nexstar Media Group Inc., Cl. A	1,453,016	2,566,660
98,000	Sinclair Broadcast Group Inc., Cl. A	3,095,951	2,590,140
16,000	TBS Holdings Inc.	211,657	232,148
		8,320,121	45,724,755
	Building and Construction — 1.3%
60,950	Arcosa Inc.	190,100	3,212,065
35,800	Assa Abloy AB, Cl. B	609,892	1,094,261
97,500	Fortune Brands Home & Security Inc.	1,245,785	10,422,750
54,700	Herc Holdings Inc.	1,561,153	8,563,285
62,700	Johnson Controls
	International plc	1,174,597	5,098,137
25,000	KBR Inc.	835,005	1,190,500
		5,616,532	29,580,998
	Business Services — 2.6%
120,000	Clear Channel Outdoor Holdings Inc.†	109,326	397,200
14,000	Diebold Nixdorf Inc.†	109,619	126,700
21,500	Ecolab Inc.	311,416	5,043,685
14,000	IHS Markit Ltd.	1,302,052	1,860,880
17,100	Live Nation Entertainment Inc.†	147,830	2,046,699
63,000	Macquarie Infrastructure Holdings LLC	241,543	229,950
90,450	Mastercard Inc., Cl. A	352,755	32,500,494
125,000	The Interpublic Group of Companies Inc.	682,008	4,681,250
1,100	United Parcel Service Inc., Cl. B	211,012	235,774
2,700	United Rentals Inc.†	265,018	897,183
20,000	Vectrus Inc.†	95,883	915,400
43,500	Visa Inc., Cl. A	487,765	9,426,885
		4,316,227	58,362,100
	Cable and Satellite — 3.2%
42,400	AMC Networks Inc., Cl. A†	46,506	1,460,256

See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
2,150	Charter Communications Inc., Cl. A†	$118,032	$1,401,735
446,600	Comcast Corp., Cl. A	5,886,577	22,477,378
251,599	DISH Network Corp., Cl. A†	4,806,650	8,161,872
44,600	EchoStar Corp., Cl. A†	871,411	1,175,210
130,250	Liberty Global plc, Cl. A†	432,929	3,613,135
314,400	Liberty Global plc, Cl. C†	4,796,047	8,831,496
857	Liberty Latin America Ltd., Cl. A†	1,714	9,993
70,650	Liberty Latin America Ltd., Cl. C†	689,990	805,410
9,700	Naspers Ltd., Cl. N	381,172	1,504,763
7,750	Prosus NV	650,254	648,783
338,200	Rogers Communications Inc., Cl. B	1,486,129	16,108,466
198,850	Shaw Communications Inc., Cl. B	313,389	6,033,109
		20,480,800	72,231,606
	Communications Equipment — 0.2%
81,950	Corning Inc.	206,811	3,050,998
2,200	QUALCOMM Inc.	286,449	402,314
		493,260	3,453,312
	Computer Hardware — 0.2%
15,725	Apple Inc.	367,629	2,792,288
5,200	Dell Technologies Inc., Cl. C†	138,902	292,084
7,700	Intel Corp.	444,019	396,550
5,050	International Business Machines Corp.	634,475	674,983
4,200	Western Digital Corp.†	177,880	273,882
		1,762,905	4,429,787
	Computer Software and Services — 1.7%
21,400	Activision Blizzard Inc.	1,579,762	1,423,742
535	Alphabet Inc., Cl. A†	755,365	1,549,916
6,900	Alphabet Inc., Cl. C†	4,805,598	19,965,771
500	Alteryx Inc., Cl. A†	45,639	30,250
8,750	Cisco Systems Inc.	413,666	554,487
19,000	Fidelity National Information Services Inc.	275,181	2,073,850
23,000	Hewlett Packard Enterprise Co.	153,967	362,710
5,300	IonQ Inc.†	59,679	88,510
510	Kyndryl Holdings Inc.†	14,401	9,231
2,375	Match Group Inc.†	5,008	314,094
7,200	Microsoft Corp.	556,659	2,421,504
6,400	NortonLifeLock Inc.	132,173	166,272
4,200	Oracle Corp.	333,692	366,282

Shares		Cost	Market Value
130,800	Otonomo Technologies Ltd.†	$911,746	$534,972
17,000	Rockwell Automation Inc.	364,868	5,930,450
1,250	salesforce.com Inc.†	282,704	317,662
2,000	SAP SE, ADR	277,994	280,220
28,785	Vimeo Inc.†	16,595	516,979
3,686	VMware Inc., Cl. A	334,521	427,134
		11,319,218	37,334,036
	Consumer Products— 5.6%
25,000	Brunswick Corp.	600,779	2,518,250
10,700	Christian Dior SE	296,073	8,892,823
40,000	Church & Dwight Co. Inc.	61,443	4,100,000
415,100	Edgewell Personal Care Co.	9,429,935	18,974,221
190,950	Energizer Holdings Inc.	1,820,794	7,657,095
9,350	Essity AB, Cl. A	124,094	306,279
41,650	Essity AB, Cl. B	467,387	1,361,569
3,100	Givaudan SA	1,058,910	16,302,897
28,000	Harley-Davidson Inc.	70,525	1,055,320
1,900	Hermes International	659,145	3,322,598
3,500	National Presto Industries Inc.	97,930	287,105
32,025	Reckitt Benckiser Group plc	978,450	2,749,095
60,000	Sally Beauty Holdings Inc.†	434,670	1,107,600
9,300	Svenska Cellulosa AB SCA, Cl. A	32,783	166,112
36,800	Svenska Cellulosa AB SCA, Cl. B	103,096	654,656
6,481,000	Swedish Match AB	6,657,198	51,654,636
3,700	Sysco Corp.	279,691	290,635
3,700	The Estee Lauder Companies Inc., Cl. A	160,216	1,369,740
16,500	The Procter & Gamble Co.	444,595	2,699,070
31,000	Wolverine World Wide Inc.	144,166	893,110
		23,921,880	126,362,811
	Consumer Services — 1.0%
3,750	Allegion plc	37,744	496,650
9,000	Blink Charging Co.†	317,719	238,590
1,400	FedEx Corp.	211,460	362,096
47,550	IAC/InterActiveCorp.†	1,006,817	6,215,261
110,000	Liberty TripAdvisor Holdings Inc., Cl. A†	463,283	238,700
530,000	Qurate Retail Inc., Cl. A	3,199,952	4,028,000
210,000	Rollins Inc.	188,320	7,184,100
82,000	Terminix Global Holdings Inc.†	3,189,282	3,708,860
3,000	Travel + Leisure Co.	32,564	165,810
4,800	Uber Technologies Inc.†	205,877	201,264
65,100	Vroom Inc.†	1,247,973	702,429
		10,100,991	23,541,760

See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial — 5.5%
9,400	ABB Ltd., ADR	$213,587	$358,798
450	Acuity Brands Inc.	5,311	95,274
1,600	Agilent Technologies Inc.	146,679	255,440
200,000	Ardagh Metal Packaging SA†	2,071,260	1,806,000
205,000	Bollore SA	1,247,130	1,148,291
37,000	ChargePoint Holdings Inc.†	858,921	704,850
4,400	Colfax Corp.†	112,740	202,268
215,800	Crane Co.	2,783,503	21,953,334
94,900	Eaton Corp. plc	3,527,136	16,400,618
2,600	Emerson Electric Co.	249,753	241,722
10,000	EnPro Industries Inc.	595,156	1,100,700
1,750	General Electric Co.	164,209	165,322
127,450	Greif Inc., Cl. A	2,730,321	7,694,157
66,750	Honeywell International Inc.	1,551,827	13,918,043
3,000	Hyster-Yale Materials Handling Inc.	109,724	123,300
19,706	Ingersoll Rand Inc.	71,556	1,219,210
187,050	ITT Inc.	1,189,533	19,114,640
13,500	Jardine Matheson Holdings Ltd.	653,525	742,635
15,000	Li-Cycle Holdings Corp.†	165,087	149,400
238,150	Myers Industries Inc.	1,441,208	4,765,381
22,000	nVent Electric plc	235,075	836,000
4,500	Park-Ohio Holdings Corp.	143,960	95,265
28,000	Pentair plc	655,751	2,044,840
9,350	Sulzer AG	571,027	921,968
166,450	Textron Inc.	1,776,078	12,849,940
263,000	Toray Industries Inc.	1,833,531	1,558,840
21,800	Trane Technologies plc	240,880	4,404,254
210,500	Trinity Industries Inc.	669,327	6,357,100
14,000	Vantage Towers AG	408,497	513,236
3,200	Waters Corp.†	237,298	1,192,320
		26,659,590	122,933,146
	Electronics— 4.9%
625	Analog Devices Inc.	84,244	109,856
129,500	Flex Ltd.†	2,362,982	2,373,735
11,200	Kyocera Corp., ADR	330,557	703,024
1,400	Mettler-Toledo International Inc.†	197,041	2,376,094
265,000	Mirion Technologies Inc.†	2,717,293	2,774,550
278,000	Resideo Technologies Inc.†	2,313,222	7,236,340
2,190	Samsung Electronics Co. Ltd., GDR	400,050	3,611,310
522,550	Sony Group Corp., ADR	9,708,905	66,050,320
32,200	TE Connectivity Ltd.	772,751	5,195,148
85,450	Texas Instruments Inc.	1,915,808	16,104,762

Shares		Cost	Market Value
4,000	Thermo Fisher Scientific Inc.	$486,968	$2,668,960
		21,289,821	109,204,099
	Energy and Utilities — 1.8%
45,000	BP plc, ADR	687,813	1,198,350
74,950	Chevron Corp.	2,346,962	8,795,382
4,500	ConocoPhillips	81,016	324,810
85,000	Devon Energy Corp.	988,539	3,744,250
27,000	Enbridge Inc.	621,220	1,055,160
79,200	EOG Resources Inc.	181,358	7,035,336
65,000	Exxon Mobil Corp.	3,591,596	3,977,350
3,350	Fluor Corp.†	69,820	82,980
30,000	Halliburton Co.	593,691	686,100
59,000	Kinder Morgan Inc.	1,023,104	935,740
67,000	National Fuel Gas Co.	3,092,706	4,283,980
160,000	Oceaneering International Inc.†	2,170,853	1,809,600
165,000	PG&E Corp.†	1,678,873	2,003,100
5,100	Royal Dutch Shell plc, Cl. A, ADR	213,706	221,340
32,050	Southwest Gas Holdings Inc.	652,349	2,245,103
91,100	The AES Corp.	252,347	2,213,730
52	Weatherford International PLC.†	39,077	1,441
		18,285,030	40,613,752
	Entertainment — 5.1%
141,750	Discovery Inc., Cl. A†	605,271	3,336,795
494,200	Discovery Inc., Cl. C†	2,082,238	11,317,180
158,300	Fox Corp., Cl. A	6,560,538	5,841,270
20,000	Fox Corp., Cl. B	585,902	685,400
807,000	Grupo Televisa SAB, ADR	6,940,097	7,561,590
105,000	IMAX Corp.†	1,970,624	1,873,200
61,835	Liberty Media Corp.- Liberty Braves, Cl. A†	1,195,398	1,777,756
152,650	Liberty Media Corp.- Liberty Braves, Cl. C†	2,463,885	4,289,465
177,052	Madison Square Garden Entertainment Corp.†	861,634	12,453,838
130,033	Madison Square Garden Sports Corp.†	1,728,761	22,590,633
138,715	The Walt Disney Co.†	1,137,394	21,485,566
20,000	Universal Music Group NV	488,834	564,241
364,141	ViacomCBS Inc., Cl. A	5,478,285	12,151,385
100,000	ViacomCBS Inc., Cl. B	2,961,434	3,018,000
425,000	Vivendi SE	5,378,303	5,753,125
		40,438,598	114,699,444
	Environmental Services — 2.5%
275,850	Republic Services Inc.	1,991,336	38,467,283
20,000	Stericycle Inc.†	1,268,535	1,192,800

See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Environmental Services (Continued)
82,000	Waste Connections Inc.	$3,228,164	$11,174,140
36,500	Waste Management Inc.	515,304	6,091,850
		7,003,339	56,926,073
	Equipment and Supplies — 9.6%
625	3M Co.	121,791	111,019
494,550	AMETEK Inc.	742,478	72,718,632
22,400	Amphenol Corp., Cl. A	21,604	1,959,104
16,350	AZZ Inc.	692,116	903,992
38,000	CIRCOR International Inc.†	290,611	1,032,840
96,050	Crown Holdings Inc.	433,022	10,625,051
143,050	CTS Corp.	746,454	5,252,796
5,325	Danaher Corp.	177,568	1,751,978
376,450	Donaldson Co. Inc.	551,860	22,308,427
389,450	Flowserve Corp.	1,714,972	11,917,170
96,000	Graco Inc.	1,488,385	7,739,520
10,000	Hubbell Inc.	1,331,350	2,082,700
107,500	IDEX Corp.	393,901	25,404,400
40,650	Interpump Group SpA	159,758	2,982,748
10,000	Lawson Products Inc.†	138,376	547,500
121,000	Mueller Industries Inc.	3,224,591	7,182,560
104,600	Sealed Air Corp.	2,033,886	7,057,362
21,700	The Manitowoc Co. Inc.†	46,763	403,403
47,150	The Timken Co.	1,749,500	3,267,023
16,500	The Toro Co.	283,937	1,648,515
72,550	The Weir Group plc	305,283	1,680,694
21,770	Valmont Industries Inc.	293,376	5,453,385
105,325	Watts Water Technologies Inc., Cl. A	1,059,830	20,450,955
		18,001,412	214,481,774
	Financial Services — 9.6%
8,800	Alleghany Corp.†	1,329,561	5,874,792
45,650	AllianceBernstein Holding LP	1,907	2,229,546
175,150	American Express Co.	2,454,154	28,654,540
2,400	Ameriprise Financial Inc.	75,619	723,984
20,000	Argo Group International Holdings Ltd.	394,314	1,162,200
16,400	Bank of America Corp.	92,211	729,636
102	Berkshire Hathaway Inc., Cl. A†	308,576	45,967,524
83,050	Blackstone Inc.	1,301,413	10,745,839
21,800	Citigroup Inc.	614,993	1,316,502
52,000	GAM Holding AG†	215,524	77,612
42,500	Interactive Brokers Group Inc., Cl. A	688,280	3,375,350
1,300	Intercontinental Exchange Inc.	178,505	177,801
32,000	Jefferies Financial Group Inc.	292,835	1,241,600

Shares		Cost	Market Value
94,800	JPMorgan Chase & Co.	$3,274,076	$15,011,580
51,000	Kinnevik AB, Cl. A†	569,651	1,944,910
40,000	Kinnevik AB, Cl. B†	429,549	1,428,698
83,450	KKR & Co. Inc.	599,173	6,217,025
1,500	LendingTree Inc.†	11,892	183,900
34,000	Loews Corp.	1,305,827	1,963,840
12,950	M&T Bank Corp.	589,117	1,988,861
37,000	Marsh & McLennan Companies Inc.	964,888	6,431,340
41,400	PayPal Holdings Inc.†	1,389,752	7,807,212
13,000	Popular Inc.	191,966	1,066,520
50,000	Post Holdings Partnering Corp.†	500,000	530,000
20,000	PROG Holdings Inc.†	17,401	902,200
138,800	State Street Corp.	3,822,934	12,908,400
9,750	T. Rowe Price Group Inc.	136,841	1,917,240
388,950	The Bank of New York Mellon Corp.	10,037,222	22,590,216
25,750	The Goldman Sachs Group Inc.	4,212,447	9,850,663
20,000	The Hartford Financial Services Group Inc.	613,540	1,380,800
54,175	The PNC Financial Services Group Inc.	2,678,606	10,863,171
9,000	Value Line Inc.	122,382	421,380
168,500	Wells Fargo & Co.	4,707,055	8,084,630
		44,122,211	215,769,512
	Food and Beverage — 13.4%
713,686	Brown-Forman Corp., Cl. A	3,128,253	48,380,774
85,450	Brown-Forman Corp., Cl. B	335,153	6,225,887
22,000	Campbell Soup Co.	581,589	956,120
771,150	China Mengniu Dairy Co. Ltd.	1,139,205	4,371,223
32,800	Chr. Hansen Holding A/S	1,376,853	2,588,027
23,400	Coca-Cola Europacific Partners plc	457,809	1,308,762
15,400	Coca-Cola HBC AG	215,080	532,581
249,000	Conagra Brands Inc.	5,999,362	8,503,350
21,900	Constellation Brands Inc., Cl. A	458,149	5,496,243
35,000	Crimson Wine Group Ltd.†	268,247	288,750
95,300	Danone SA	3,437,404	5,922,963
30,000	Davide Campari-Milano NV	45,592	439,063
194,120	Diageo plc, ADR	6,710,682	42,733,577
90,084	Farmer Brothers Co.†	687,879	671,126
241,000	Flowers Foods Inc.	488,238	6,620,270
37,000	Fomento Economico Mexicano SAB de CV, ADR	1,479,125	2,875,270
86,450	General Mills Inc.	1,298,267	5,825,001

See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
1,617,600	Grupo Bimbo SAB de CV, Cl. A	$651,759	$4,984,219
10,000	Heineken Holding NV	407,450	923,893
76,250	Heineken NV	3,370,232	8,582,098
19,350	Heineken NV, ADR	465,264	1,094,242
129,050	ITO EN Ltd.	2,711,230	6,776,163
7,000	John Bean Technologies Corp.	106,661	1,074,920
25,000	Kellogg Co.	653,010	1,610,500
61,750	Kerry Group plc, Cl. A	725,429	7,900,229
165,700	Kikkoman Corp.	1,730,654	13,929,575
15,000	Lamb Weston Holdings Inc.	1,033,335	950,700
18,500	LVMH Moet Hennessy Louis Vuitton SE	651,994	15,312,256
60,000	Maple Leaf Foods Inc.	1,064,352	1,387,881
18,500	MEIJI Holdings Co. Ltd.	387,565	1,103,277
165,000	Mondelēz International Inc., Cl. A	3,008,252	10,941,150
44,000	Morinaga Milk Industry Co. Ltd.	794,833	2,088,499
20,000	National Beverage Corp.	964,105	906,600
41,000	Nestlé SA	2,309,062	5,734,241
97,000	Nissin Foods Holdings Co. Ltd.	3,220,240	7,074,937
42,283	Nomad Foods Ltd.†	1,105,558	1,073,565
57,250	PepsiCo Inc.	1,870,394	9,944,897
51,900	Pernod Ricard SA	4,302,212	12,497,144
73,300	Post Holdings Inc.†	792,377	8,263,109
73,300	Remy Cointreau SA	4,175,321	17,858,739
16,450	Suntory Beverage & Food Ltd.	524,300	594,906
27,350	The Coca-Cola Co.	772,029	1,619,393
40,450	The Hain Celestial Group Inc.†	1,519,115	1,723,574
20,600	The J.M. Smucker Co.	690,558	2,797,892
20,000	The Kraft Heinz Co.	725,244	718,000
220,000	Tingyi (Cayman Islands) Holding Corp.	496,395	451,988
27,364	Tootsie Roll Industries Inc.	204,233	991,398
1,500	Tyson Foods Inc., Cl. A	11,986	130,740
126,100	Yakult Honsha Co. Ltd.	2,934,906	6,577,415
		72,486,942	301,357,127
	Health Care — 5.3%
10,000	Abbott Laboratories	546,296	1,407,400
26,200	AbbVie Inc.	2,355,997	3,547,480
26,000	AmerisourceBergen Corp.	1,383,251	3,455,140
28,500	Amgen Inc.	130,815	6,411,645
6,000	Anthem Inc.	1,683,733	2,781,240
10,000	AstraZeneca plc, ADR	512,604	582,500
Shares		Cost	Market Value
55,000	Aurinia Pharmaceuticals Inc.†	$773,453	$1,257,850
90,000	Bausch Health Cos. Inc.†	1,948,157	2,484,900
35,700	Baxter International Inc.	1,021,714	3,064,488
13,000	Becton, Dickinson and Co.	2,206,157	3,269,240
8,075	Biogen Inc.†	238,459	1,937,354
2,400	BioMarin Pharmaceutical Inc.†	190,348	212,040
6,205	Bio-Rad Laboratories Inc., Cl. A†	1,088,589	4,688,312
103,650	Bristol-Myers Squibb Co.	2,734,969	6,462,578
5,000	Cardiovascular Systems Inc.†	137,585	93,900
4,000	Catalent Inc.†	396,940	512,120
7,300	Chemed Corp.	114,430	3,861,992
20,000	Cigna Corp.	2,663,615	4,592,600
9,400	CONMED Corp.	179,457	1,332,544
10,000	Covetrus Inc.†	68,266	199,700
15,000	DaVita Inc.†	860,714	1,706,400
107,800	Demant A/S†	1,001,473	5,530,236
25,000	DENTSPLY SIRONA Inc.	1,239,687	1,394,750
80,000	Evolent Health Inc., Cl. A†	860,004	2,213,600
5,000	Gerresheimer AG	319,189	482,155
5,400	GlaxoSmithKline plc, ADR	204,546	238,140
17,995	HCA Healthcare Inc.	1,551,944	4,623,275
88,336	Henry Schein Inc.†	2,560,340	6,848,690
2,500	ICU Medical Inc.†	487,145	593,350
800	Illumina Inc.†	256,285	304,352
27,000	Indivior plc†	16,699	93,923
15,000	Integer Holdings Corp.†	825,294	1,283,850
29,450	Johnson & Johnson	1,779,600	5,038,011
2,000	Koninklijke Philips NV	110,098	73,700
11,350	Laboratory Corp. of America Holdings†	1,853,682	3,566,283
8,000	McKesson Corp.	717,123	1,988,560
24,600	Medtronic plc	1,866,897	2,544,870
65,450	Merck & Co. Inc.	1,949,410	5,016,088
100,000	Option Care Health Inc.†	932,646	2,844,000
10,000	Organon & Co.	210,563	304,500
15,000	Orthofix Medical Inc. †	458,338	466,350
12,500	Perrigo Co. plc	631,720	486,250
22,000	PetIQ Inc.†	568,484	499,620
20,000	Pfizer Inc.	855,998	1,181,000
14,000	Quidel Corp.†	169,394	1,889,860
2,250	Regeneron Pharmaceuticals Inc.†	888,114	1,420,920
40,000	Roche Holding AG, ADR	734,498	2,067,600
3,600	Sanofi, ADR	181,299	180,360
4,800	Silk Road Medical Inc.†	226,714	204,528
6,900	Stryker Corp.	321,481	1,845,198
22,314	Tenet Healthcare Corp.†	516,015	1,822,831
4,000	The Cooper Companies Inc.	941,320	1,675,760

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
2,300	UnitedHealth Group Inc.	$248,735	$1,154,922
35,150	Zimmer Biomet Holdings Inc.	3,123,689	4,465,456
7,000	Zoetis Inc.	304,922	1,708,210
		50,148,895	119,912,621
	Hotels and Gaming — 1.3%
10,500	Accor SA†	279,668	340,098
9,050	Churchill Downs Inc.	97,552	2,180,145
338,550	Genting Singapore Ltd.	265,085	194,699
12,500	Hyatt Hotels Corp., Cl. A†	405,799	1,198,750
1,100	Las Vegas Sands Corp.†	993	41,404
3,644,100	Mandarin Oriental International Ltd.†	5,868,247	8,162,784
236,800	MGM Resorts International	2,340,913	10,627,584
15,000	Red Rock Resorts Inc., Cl. A	224,354	825,150
19,600	Ryman Hospitality Properties Inc., REIT†	261,888	1,802,416
1,404,950	The Hongkong & Shanghai Hotels Ltd.†	1,656,322	1,234,222
21,000	Universal Entertainment Corp.†	107,194	445,632
3,750	Wyndham Hotels & Resorts Inc.	47,858	336,187
8,550	Wynn Resorts Ltd.†	515,474	727,092
		12,071,347	28,116,163
	Machinery — 6.0%
109,150	Caterpillar Inc.	714,564	22,565,671
1,523,550	CNH Industrial NV	12,530,216	29,602,576
91,550	CNH Industrial NV, Borsa ltaliana	732,540	1,779,201
168,400	Deere & Co.	1,179,040	57,742,676
14,300	Mueller Water Products Inc., Cl. A	51,803	205,920
3,050	Welbilt Inc.†	4,207	72,499
188,150	Xylem Inc.	1,458,714	22,562,948
		16,671,084	134,531,491
	Manufactured Housing and Recreational Vehicles — 0.5%
28,900	Cavco Industries Inc.†	544,337	9,180,085
925	Nobility Homes Inc.	5,306	32,375
27,900	Skyline Champion Corp.†	140,732	2,203,542
		690,375	11,416,002
	Metals and Mining — 2.9%
48,850	Agnico Eagle Mines Ltd.	1,542,131	2,595,889
147,400	Barrick Gold Corp.	1,374,347	2,800,600
10,000	Cleveland-Cliffs Inc.†	62,468	217,700
71,100	Franco-Nevada Corp.	2,405,914	9,832,419
105,550	Freeport-McMoRan Inc.	1,089,737	4,404,602
28,000	Kinross Gold Corp.	114,918	162,680
Shares		Cost	Market Value
15,000	MP Materials Corp.†	$202,910	$681,300
469,600	Newmont Corp.	8,616,671	29,124,592
106,500	Royal Gold Inc.	4,630,421	11,204,865
77,500	Wheaton Precious Metals Corp.	1,463,750	3,327,075
		21,503,267	64,351,722
	Publishing — 1.9%
102,200	News Corp., Cl. A	503,981	2,280,082
82,250	S&P Global Inc.	627,170	38,816,243
118,050	The E.W. Scripps Co., Cl. A	1,003,976	2,284,267
		2,135,127	43,380,592
	Real Estate — 1.0%
23,100	Brookfield Asset Management Inc., Cl. A	265,898	1,394,778
8,500	Host Hotels & Resorts Inc., REIT†	169,560	147,815
107,014	Indus Realty Trust Inc., REIT	1,705,523	8,674,555
195,000	The St. Joe Co.	1,421,916	10,149,750
46,000	Weyerhaeuser Co., REIT	927,137	1,894,280
		4,490,034	22,261,178
	Retail — 2.5%
9,800	Advance Auto Parts Inc.	1,363,183	2,350,824
72,000	AutoNation Inc.†	1,155,405	8,413,200
1,300	AutoZone Inc.†	1,347,912	2,725,307
14,000	CarMax Inc.†	1,022,278	1,823,220
30,900	Costco Wholesale Corp.	1,492,645	17,541,930
115,100	CVS Health Corp.	3,661,256	11,873,716
1,300	Dollar Tree Inc.†	124,012	182,676
20,000	EVgo Inc.†	232,555	198,800
1,075	Lowe’s Companies Inc.	109,158	277,866
750	Ocado Group plc†	19,822	17,034
10,000	Rush Enterprises Inc., Cl. B	151,639	539,700
1,950	Starbucks Corp.	206,139	228,092
7,550	The Home Depot Inc.	233,729	3,133,326
115,950	The Kroger Co.	350,823	5,247,897
8,000	Walgreens Boots Alliance Inc.	318,501	417,280
2,500	Walmart Inc.	341,920	361,725
7,832	Zalando SE†	278,799	634,336
		12,409,776	55,966,929
	Specialty Chemicals — 1.3%
1,650	Air Products and Chemicals Inc.	456,729	502,029
175,000	DuPont de Nemours Inc.	8,956,181	14,136,500
84,800	Ferro Corp.†	205,191	1,851,184
52,000	H.B. Fuller Co.	441,349	4,212,000
32,500	International Flavors & Fragrances Inc.	1,836,456	4,896,125

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
35,000	Sensient Technologies Corp.	$565,801	$3,502,100
		12,461,707	29,099,938
	Telecommunications — 1.3%
6,500	AT&T Inc.	231,937	159,900
158,250	Deutsche Telekom AG, ADR	2,381,236	2,929,208
14,000	Hellenic Telecommunications Organization SA	82,085	259,089
23,400	Hellenic Telecommunications Organization SA, ADR	93,977	213,759
5,600	Orange SA, ADR	59,113	59,080
13,000	SoftBank Group Corp., ADR	285,360	312,650
2,588,200	Telecom Italia SpA	1,374,085	1,279,442
92,300	Telecom Italia SpA, ADR	640,460	461,500
37,400	Telefonica Brasil SA, ADR	328,172	323,510
278,300	Telefonica SA, ADR	1,423,803	1,179,992
758,000	Telephone and Data Systems Inc.	15,016,449	15,273,700
45,087	Telesat Corp.†	1,380,871	1,292,644
51,000	Telesat Corp., New York†	2,406,295	1,462,170
215,000	Telesites SAB de CV	142,983	220,402
18,700	TIM SA, ADR	136,557	217,668
78,700	VEON Ltd., ADR†	262,065	134,577
53,650	Verizon Communications Inc.	1,501,403	2,787,654
		27,746,851	28,566,945
	Transportation — 1.1%
2,300	Canadian National Railway Co.	251,271	282,578
10,670	Canadian Pacific Railway Ltd.	6,765	767,600
218,550	GATX Corp.	5,039,041	22,770,724
		5,297,077	23,820,902
	Wireless Communications — 0.3%
103,750	America Movil SAB de CV, Cl. L, ADR	314,555	2,190,163
24,135	T-Mobile US Inc.†	1,274,752	2,799,177
34,000	United States Cellular Corp.†	1,268,826	1,071,680
		2,858,133	6,061,020
	TOTAL COMMON STOCKS	529,126,766	2,256,819,476

	CLOSED-END FUNDS — 0.1%
2,000	Altaba Inc., Escrow†	0	11,900
10,700	Royce Global Value Trust Inc.	93,090	140,384
Shares		Cost	Market Value
81,700	Royce Value Trust Inc.	$992,514	$1,600,503
		1,085,604	1,752,787

	TOTAL CLOSED-END FUNDS	1,085,604	1,752,787

	PREFERRED STOCKS — 0.1%
	Consumer Services — 0.1%
8,000	Qurate Retail Inc., 8.000%, 03/15/31	390,235	825,760

	Electronics — 0.0%
95	WESCO International Inc., Ser. A, 10.625%	2,517	2,912

	Health Care — 0.0%
31,580	The Phoenix Companies Inc., 7.450%, 01/15/32†	674,937	585,635

	TOTAL PREFERRED STOCKS	1,067,689	1,414,307

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Automobiles and Components — 0.0%
94,569	Garrett Motion Inc., Ser. A, 11.000%
		496,487	792,488
	MANDATORY CONVERTIBLE SECURITIES(a) — 0.1%
	Diversified Industrial — 0.1%
15,000	Avantor Inc., Ser. A, 6.250%, 05/15/22	904,762	1,938,150

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
1,694	Weatherford International plc, expire 12/13/23†	0	847

	TOTAL INVESTMENTS — 100.9%	$532,681,308	2,262,718,055

	Other Assets and Liabilities (Net) — (0.9)%		(20,549,897)
	NET ASSETS — 100.0%		$2,242,168,158

(a)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

REIT   Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments, at value (cost $532,681,308)	$2,262,718,055
Foreign currency, at value (cost $121,710)	122,336
Cash	18,926
Receivable for investments sold	290,173
Receivable for Fund shares sold	221,687
Dividends receivable	2,144,508
Prepaid expenses	46,499
Total Assets	2,265,562,184
Liabilities:
Line of credit payable	19,280,000
Payable for investments purchased	527,375
Payable for Fund shares redeemed	895,072
Payable for investment advisory fees	1,884,189
Payable for distribution fees	350,929
Payable for accounting fees	3,750
Other accrued expenses	452,711
Total Liabilities	23,394,026
Net Assets
(applicable to 38,364,621 shares outstanding)	$2,242,168,158
Net Assets Consist of:
Paid-in capital	$525,128,272
Total distributable earnings	1,717,039,886
Net Assets	$2,242,168,158

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,584,831,136 ÷ 27,062,105 shares outstanding)	$58.56
Class A:
Net Asset Value and redemption price per share ($43,714,328 ÷ 758,522 shares outstanding)	$57.63
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price).	$61.15
Class C:
Net Asset Value and offering price per share ($10,720,407 ÷ 212,382 shares outstanding)	$50.48	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($602,902,287 ÷ 10,331,612 shares outstanding)	$58.36

(a) Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2021
Investment Income:
Dividends (net of foreign withholding taxes of $1,211,757)	$32,796,462
Interest	2,349
Total Investment Income	32,798,811
Expenses:
Investment advisory fees	22,423,052
Distribution fees - Class AAA	4,042,190
Distribution fees - Class A	103,989
Distribution fees - Class C	164,010
Shareholder services fees	914,928
Custodian fees	293,692
Trustees’ fees	163,000
Shareholder communications expenses	127,058
Registration expenses	74,221
Legal and audit fees	65,443
Accounting fees	45,000
Interest expense	13,135
Miscellaneous expenses	120,148
Total Expenses	28,549,866
Less:
Expenses paid indirectly by broker (See Note 6)	(16,985)
Net Expenses	28,532,881
Net Investment Income	4,265,930
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	208,696,049
Net realized loss on foreign currency transactions	(14,707)

Net realized gain on investments and foreign currency transactions	208,681,342
Net change in unrealized appreciation/depreciation:
on investments	170,995,685
on foreign currency translations	(22,479)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	170,973,206
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	379,654,548
Net Increase in Net Assets Resulting from Operations	$383,920,478

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020

Operations:
Net investment income	$4,265,930	$5,849,960
Net realized gain on investments and foreign currency transactions	208,681,342	257,138,848
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	170,973,206	(81,677,434)
Net Increase in Net Assets Resulting from Operations	383,920,478	181,311,374
Distributions to Shareholders:
Accumulated earnings
Class AAA	(142,836,778)	(181,930,760)
Class A	(3,996,047)	(4,312,572)
Class C	(1,080,786)	(2,689,933)
Class I	(56,099,797)	(58,689,666)
Total Distributions to Shareholders	(204,013,408)	(247,622,931)

Shares of Beneficial Interest Transactions:
Class AAA	(93,863,608)	(82,621,896)
Class A	3,946,720	(641,352)
Class C	(11,922,489)	(9,719,978)
Class I	75,087,668	(11,327,036)
Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(26,751,709)	(104,310,262)
Redemption Fees	395	241
Net Increase/(Decrease) in Net Assets	153,155,756	(170,621,578)
Net Assets:
Beginning of year	2,089,012,402	2,259,633,980
End of year	$2,242,168,158	$2,089,012,402

See accompanying notes to financial statements.

The Gabelli Asset Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2021	$54.05	$0.08	$10.15	$10.23	$(0.19)	$(5.53)	$(5.72)	$0.00	$58.56	18.93%	$1,584,831	0.13%	1.33%	5%
2020	55.02	0.13	5.99	6.12	(0.17)	(6.92)	(7.09)	0.00	54.05	11.23	1,544,305	0.25	1.36	4
2019	49.44	0.22	10.88	11.10	(0.23)	(5.29)	(5.52)	0.00	55.02	22.43	1,674,315	0.40	1.36	4
2018	58.97	0.19	(4.77)	(4.58)	(0.17)	(4.78)	(4.95)	0.00	49.44	(7.69)	1,566,040	0.32	1.35	2
2017	53.33	0.09	10.67	10.76	(0.09)	(5.03)	(5.12)	0.00	58.97	20.16	1,973,845	0.15	1.35	2
Class A
2021	$53.28	$0.08	$10.01	$10.09	$(0.21)	$(5.53)	$(5.74)	$0.00	$57.63	18.93%	$43,714	0.14%	1.33%	5%
2020	54.33	0.13	5.91	6.04	(0.17)	(6.92)	(7.09)	0.00	53.28	11.23	36,656	0.25	1.36	4
2019	48.88	0.22	10.76	10.98	(0.24)	(5.29)	(5.53)	0.00	54.33	22.45	38,598	0.41	1.36	4
2018	58.36	0.19	(4.72)	(4.53)	(0.17)	(4.78)	(4.95)	0.00	48.88	(7.69)	29,477	0.32	1.35	2
2017	52.80	0.09	10.57	10.66	(0.07)	(5.03)	(5.10)	0.00	58.36	20.18	39,598	0.15	1.35	2
Class C
2021	$47.45	$(0.30)	$8.86	$8.56	$—	$(5.53)	$(5.53)	$0.00	$50.48	18.04%	$10,721	(0.57)%	2.08%	5%
2020	49.30	(0.23)	5.30	5.07	—	(6.92)	(6.92)	0.00	47.45	10.41	20,863	(0.50)	2.11	4
2019	44.91	(0.19)	9.87	9.68	—	(5.29)	(5.29)	0.00	49.30	21.53	32,334	(0.37)	2.11	4
2018	54.28	(0.23)	(4.36)	(4.59)	—	(4.78)	(4.78)	0.00	44.91	(8.38)	40,549	(0.43)	2.10	2
2017	49.72	(0.32)	9.91	9.59	—	(5.03)	(5.03)	0.00	54.28	19.27	63,821	(0.59)	2.10	2
Class I
2021	$53.88	$0.23	$10.14	$10.37	$(0.36)	$(5.53)	$(5.89)	$0.00	$58.36	19.24%	$602,902	0.38%	1.08%	5%
2020	54.86	0.26	5.98	6.24	(0.30)	(6.92)	(7.22)	0.00	53.88	11.50	487,188	0.51	1.11	4
2019	49.30	0.36	10.87	11.23	(0.38)	(5.29)	(5.67)	0.00	54.86	22.76	514,387	0.65	1.11	4
2018	58.85	0.34	(4.78)	(4.44)	(0.33)	(4.78)	(5.11)	0.00	49.30	(7.46)	498,494	0.57	1.10	2
2017	53.22	0.23	10.68	10.91	(0.25)	(5.03)	(5.28)	0.00	58.85	20.48	587,964	0.40	1.10	2

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense. For the year ended December 31, 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.35% (Class AAA and Class A), 2.10% (Class C), and 1.10% (Class I). For all remaining years, there was no impact on the expense ratios.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1.    Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust and commenced investment operations on March 3, 1986. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is growth of capital. The Fund’s secondary goal is to provide current income.

2.    Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Manufactured Housing and Recreational Vehicles	$11,383,627	$32,375	$11,416,002
Telecommunications	27,274,301	1,292,644	28,566,945
Other Industries (a)	2,216,836,529	—	2,216,836,529
Total Common Stocks	2,255,494,457	1,325,019	2,256,819,476
Closed-End Funds	1,740,887	11,900	1,752,787
Preferred Stocks (a)	828,672	585,635	1,414,307
Convertible Preferred Stocks (a)	792,488	—	792,488
Mandatory Convertible Securities (a)	1,938,150	—	1,938,150
Warrants (a)	847	—	847
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,260,795,501	$1,922,554	$2,262,718,055

(a)    Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at December 31, 2021 or December 31, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2021, the Fund did not hold restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2021, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization and prior year long term capital gain reversal on real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2021, reclassifications were made to increase paid-in capital by $10,072,666, with an offsetting adjustment to total distributable earnings.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2021 and 2020 was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$10,727,340	$7,459,935
Net long term capital gains	203,458,859	261,247,390
Total distributions paid	$214,186,199	$268,707,325

*       Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$ 1,717,039,886

At December 31, 2021, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in real estate investment trusts, mark-to-market adjustments on investments considered passive foreign investment companies, tax basis adjustments due to corporate actions and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2021:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$545,691,488	$1,743,481,870	$(26,455,303)	$1,717,026,567

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.    Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

4.    Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.    Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2021, other than short term securities and U.S. Government obligations, aggregated $111,892,045 and $334,223,450, respectively.

6.    Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2021, the Fund paid $15,521 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,037 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $16,985.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2021, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7.    Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2021, there was $19,280,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2021 was $16,800,067 with a weighted average interest rate of 1.38%. The maximum amount borrowed at any time during the year ended December 31, 2021 was $33,898,000.

8.    Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	397,517	$23,732,270	564,263	$28,806,578
Shares issued upon reinvestment of distributions	2,298,562	134,603,794	3,200,279	171,599,572
Shares redeemed	(4,204,047)	(252,199,672)	(5,622,830)	(283,028,046)
Net decrease	(1,507,968)	$(93,863,608)	(1,858,288)	$(82,621,896)
Class A
Shares sold	122,842	$7,186,619	109,888	$5,605,175
Shares issued upon reinvestment of distributions	64,858	3,737,763	75,166	3,973,309
Shares redeemed	(117,170)	(6,977,662)	(207,462)	(10,219,836)
Net increase/(decrease)	70,530	$3,946,720	(22,408)	$(641,352)
Class C
Shares sold	11,158	$550,666	34,147	$1,669,863
Shares issued upon reinvestment of distributions	21,184	1,069,372	56,493	2,659,118
Shares redeemed	(259,691)	(13,542,527)	(306,784)	(14,048,959)
Net decrease	(227,349)	$(11,922,489)	(216,144)	$(9,719,978)
Class I
Shares sold	1,682,941	$100,552,940	738,220	$38,473,892
Shares issued upon reinvestment of distributions	889,384	51,897,337	1,002,141	53,564,426
Shares redeemed	(1,282,737)	(77,362,609)	(2,075,247)	(103,365,354)
Net increase/(decrease)	1,289,588	$75,087,668	(334,886)	$(11,327,036)

9.    Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Asset Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Asset Fund (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Asset Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 12, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Asset Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee Age: 79	Since 1986	31	Chairman, Chief Executive Officer, and Chief Investment Officer- Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer-Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee Age: 77	Since 1999	12	Former Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita[6] Trustee Age: 86	Since 1989	18	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 83	Since 1992	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Kuni Nakamura Trustee Age: 53	Since 2009	34	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Werner J. Roeder Trustee Age: 81	Since 2001	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[7] Trustee Age: 87	1986-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

The Gabelli Asset Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

Salvatore J. Zizza[6,8] Trustee Age: 76	1986-1996 2000-present	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

The Gabelli Asset Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 70	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be under common control with the Adviser.

[7]	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[8]	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

The Gabelli Asset Fund

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2021, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.2638, $0.2765, $0.0700, and $0.4259, per share for Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $203,458,859, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2021, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2021 which was derived from U.S. Treasury securities was 0.004%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2021. There were no U.S. Government securities held as of December 31, 2021. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI ASSET FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Mr. Sponheimer was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Mr.Sponheimer graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and is a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA in Political Science from The State University of New York at Binghamton and attended the Leonard N. Stern School of Business, New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ASSET FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment

Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N Alpert

President

John C. Ball

Treasurer and Vice President

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Daniel Plourde

Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT, AND

DIVIDEND DISBURSING

AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q421AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,249 for 2020 and $41,249 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,335 for 2020 and $4,335 for 2021. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2021.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2022

* Print the name and title of each signing officer under his or her signature.